UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 23, 2012

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		84-1588927 (IRS Employer Identification No.)
717 E. Gardena Blvd. Gardena, California 90248 (Address of Principal Executive Offices and zip code)

(818) 992-0200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of GrowLife, Inc. (“we,” “us” or “our”) filed on July 23, 2012 (the “Original 8-K”), regarding the purchase of substantially all of the assets (the “Assets”) of Donna Klauenburch and Tao Klauenburch (“Tao”), general partners doing business as Greners.com (collectively, “Greners”), related to the online retail business currently operated by Greners, pursuant to the terms of an Asset Purchase Agreement entered into by the parties on July 23, 2012 (the “Asset Purchase Agreement”). The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K, which were excluded from the Original 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial statements required by this item are contained in Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information. The pro forma financial information required by this item is contained in Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(c) Shell company transactions. Not applicable.

(d)	Exhibits.

99.1	Financial Statements of Greners.com, Inc.
99.2	Pro Forma Financial Information of GrowLife, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: November 1, 2012

By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit

99.1	Financial Statements of Greners.com, Inc.
99.2	Pro Forma Financial Information of GrowLife, Inc.